United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 10, 2018

Date of Report (Date of earliest event reported)

Atlantic Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38180	81-2717873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Broadway, 36th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 912-8918

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

HF Group Holding Corporation (“HF”), Atlantic Acquisition Corp. (“Atlantic”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Atlantic common stock in respect of the proposed transaction between them. Information about Atlantic’s directors and executive officers and their ownership of Atlantic’s common stock is set forth in Atlantic’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation are included in the Definitive Proxy Statement (as defined below). These documents can be obtained free of charge as described below.

In connection with the proposed transaction between HF and Atlantic, Atlantic filed a definitive proxy statement on Schedule 14A (the "Definitive Proxy Statement") with the Securities and Exchange Commission (the “SEC”) on July 18, 2018, which was mailed to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ATLANTIC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ATLANTIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC, HF AND THE TRANSACTION. The Definitive Proxy Statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Atlantic with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Atlantic Acquisition Corp., 1250 Broadway, 36th Floor, New York, NY 10001.

This current report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transaction between Atlantic and HF and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the merger agreement between Atlantic and HF dated March 28, 2018 (the “Merger Agreement”). The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the Merger Agreement by the stockholders of Atlantic was not obtained; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iii) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of HF or Atlantic; (iv) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (v) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Atlantic’s common stock; (vi) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of HF to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (vii) risks related to successfully integrating the companies, which may result in the combined company not operating as effectively and efficiently as expected; and (viii) risks associated with the financing of the proposed transaction.

A further list and description of risks and uncertainties can be found in Atlantic’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017 filed with the SEC, in Atlantic’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the Definitive Proxy Statement, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Atlantic, HF, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 10, 2018, Atlantic Acquisition Corp. (“Atlantic”) held a meeting of its stockholders. Atlantic filed its Proxy Statement with the SEC on July 18, 2018 and mailed it to its stockholders on July 19, 2018. The special meeting was held to obtain stockholder approval of the following items:

1.             To approve the authorization for Atlantic’s board of directors to complete the merger of Merger Sub into HF Group, resulting in HF Group becoming a wholly owned subsidiary of Atlantic, as provided for in the Acquisition Agreement. This proposal was referred to as the Business Combination Proposal.

2.             To approve the amendment of the certificate of incorporation Atlantic to change Atlantic’s name from “Atlantic Acquisition Corp.” to “HF Foods Group Inc.” This proposal was referred to as the Name Change Proposal.

3.             To approve the 2018 Omnibus Equity Incentive Plan. This proposal was referred to as the Equity Incentive Plan Proposal.

4.             To approve the issuance of more than 20% of the issued and outstanding shares of common stock of Atlantic pursuant to the terms of the Acquisition Agreement and Business Combination, as required by Nasdaq Listing Rules 5635(a) and (d). This proposal was referred to as the Nasdaq Proposal.

The special meeting was held and stockholders holding an aggregate of 5,662,392 shares of common stock were represented in person or by proxy. As of the record date of July 16, 2018 for the meeting, there were 5,872,497 shares of common stock of Atlantic issued and outstanding and entitled to vote.

All of the proposals set forth above were approved by stockholders. The votes for, against or withheld and abstentions is set forth below for each proposal.

Business Combination Proposal

For	Against/Withheld	Abstentions

5,509,039	0	146,251

Name Change Proposal

For	Against/Withheld	Abstentions

5,535,141	58,000	69,251

Equity Incentive Plan Proposal

For	Against/Withheld	Abstentions

5,508,064	77,355	69,251

Nasdaq Proposal

For	Against/Withheld	Abstentions

5,508,064	77,355	69,251

As a result of the voting at the meeting, each of the proposals described above was approved by Atlantic’s stockholders. Atlantic and HF Group anticipate closing the business combination in the coming days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2018

ATLANTIC ACQUISITION CORP.

By:	/s/ Richard Xu
Name: Richard Xu
Title: Chief Executive Officer